UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Semiannual Report
to Shareholders

December 31, 2007

Contents

click here Information About Your Fund's Expenses

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,026.80
Expenses Paid per $1,000*	$ .20
Hypothetical 5% Fund Return
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,024.94
Expenses Paid per $1,000*	$ .20
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
Daily Assets Fund Institutional	.04%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/07	6/30/07

Commercial Paper	43%	33%
Short-Term Notes	26%	34%
Certificates of Deposit and Bank Notes	19%	16%
Promissory Notes	4%	4%
Government & Agency Obligations	3%	—
Repurchase Agreements	2%	2%
Master Notes	2%	4%
Asset Backed	1%	1%
Time Deposits	—	6%
	100%	100%
Weighted Average Maturity

Daily Assets Fund Institutional	42 days	33 days
First Tier Institutional Money Fund Average*	38 days	42 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset-Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the 14th day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 14th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 19.1%
ABN AMRO Bank NV, 5.05%, 1/23/2008	35,000,000	35,002,872
Banco Bilbao Vizcaya Argentaria SA, 5.27%, 1/8/2008	21,000,000	21,000,040
Bank of Scotland PLC:
4.5%, 11/19/2008	20,000,000	20,000,000
4.93%, 10/9/2008	10,000,000	10,000,000
Barclays Bank PLC:
4.93%, 2/25/2008	30,000,000	30,002,675
5.2%, 4/9/2008	25,000,000	25,000,000
5.5%, 3/12/2008	39,000,000	39,000,000
BNP Paribas, 5.1%, 3/13/2008	25,000,000	25,000,000
Calyon, 4.8%, 3/25/2008	25,000,000	25,000,000
Chase Bank USA NA, 5.15%, 2/12/2008	24,500,000	24,500,000
Citibank NA, 5.3%, 2/20/2008	15,000,000	15,000,000
Credit Industrial et Commercial:
4.95%, 2/1/2008	35,000,000	35,000,149
5.31%, 1/2/2008	50,000,000	50,000,014
HSH NordBank AG, 5.35%, 1/11/2008	44,500,000	44,499,952
JPMorgan Chase Bank NA, 4.75%, 6/10/2008	22,000,000	22,000,000
KBC Bank NV, 5.7%, 3/6/2008	25,000,000	25,004,351
Landesbank Baden Wurttemberg, 5.4%, 3/18/2008	68,500,000	68,500,000
Mizuho Corporate Bank, 4.93%, 2/19/2008	41,800,000	41,800,000
Natixis, SA, 5.08%, 3/20/2008	20,000,000	20,000,000
Societe Generale:
5.305%, 1/24/2008	40,000,000	40,000,124
5.35%, 1/18/2008	30,000,000	30,000,000
5.35%, 1/22/2008	50,000,000	50,000,000
UBS AG:
5.39%, 3/18/2008	50,000,000	50,000,000
5.48%, 3/7/2008	42,000,000	42,000,000
Total Certificates of Deposit and Bank Notes (Cost $788,310,177)		788,310,177

Commercial Paper** 42.9%
AstraZeneca PLC:
4.65%, 2/28/2008	25,000,000	24,812,708
4.95%, 4/7/2008	32,700,000	32,263,864
Bank of America Corp., 4.865%, 4/11/2008	25,000,000	24,658,774
Bank of Scotland PLC, 5.08%, 1/16/2008	22,173,000	22,126,067
CAFCO LLC, 5.35%, 2/12/2008	25,000,000	24,843,958
Cancara Asset Securitization LLC:
5.17%, 1/11/2008	30,000,000	29,956,917
5.215%, 1/14/2008	45,000,000	44,915,256
CBA (Delaware) Finance, Inc., 4.93%, 3/17/2008	35,000,000	34,635,728
Chariot Funding LLC, 5.4%, 1/29/2008	30,986,000	30,855,859
Ciesco LLC:
5.4%, 1/28/2008	25,000,000	24,898,750
5.43%, 2/14/2008	25,000,000	24,834,083
Dexia Delaware LLC, 5.025%, 3/3/2008	10,000,000	9,913,458
Electricite de France, 4.4%, 3/5/2008	15,000,000	14,882,667
Falcon Asset Securitization Corp., 4.9%, 1/15/2008	13,666,000	13,639,959
Gannett Co., Inc., 5.5%, 1/9/2008	13,000,000	12,984,111
Giro Balanced Funding Corp., 5.59%, 1/31/2008	50,000,000	49,767,083
GlaxoSmithKline Finance PLC, 4.58%, 3/26/2008	25,000,000	24,729,653
Grampian Funding LLC:
4.865%, 2/11/2008	45,000,000	44,750,669
5.16%, 2/5/2008	35,000,000	34,824,417
5.18%, 1/2/2008	40,000,000	39,994,244
Greenwich Capital Holdings, Inc., 4.81%, 5/28/2008	22,000,000	21,564,962
HSH Nordbank AG, 5.15%, 1/17/2008	20,000,000	19,954,222
Kellogg Co.:
4.93%, 1/17/2008	8,000,000	7,982,471
5.0%, 1/10/2008	15,000,000	14,981,250
5.05%, 1/30/2008	12,000,000	11,951,183
5.28%, 1/31/2008	9,500,000	9,458,200
5.45%, 1/22/2008	1,000,000	996,821
Kitty Hawk Funding Corp., 4.87%, 2/14/2008	35,000,000	34,791,672
Lake Constance Funding LLC:
5.04%, 1/25/2008	25,000,000	24,916,000
5.23%, 1/11/2008	20,000,000	19,970,944
5.65%, 2/8/2008	18,700,000	18,588,475
Liberty Street Funding:
5.4%, 2/19/2008	25,000,000	24,816,250
5.75%, 3/13/2008	25,000,000	24,712,500
6.5%, 1/10/2008	30,000,000	29,951,250
Market Street Funding LLC, 6.25%, 1/18/2008	35,000,000	34,896,701
Natexis Banques Populaires US Finance Co., LLC, 4.745%, 2/6/2008	20,000,000	19,905,100
Nestle Capital Corp.:
4.3%, 10/31/2008	7,500,000	7,227,667
4.75%, 3/7/2008	25,000,000	24,782,292
5.23%, 1/24/2008	20,000,000	19,933,172
Nieuw Amsterdam Receivables Corp., 5.22%, 1/4/2008	20,000,000	19,991,300
Nissan Motor Acceptance Corp.:
5.15%, 1/23/2008	15,000,000	14,952,792
5.55%, 1/10/2008	20,000,000	19,972,250
Norddeutsche Landesbank Girozentrale, 5.23%, 1/7/2008	25,000,000	24,978,208
North Sea Funding LLC, 5.15%, 1/25/2008	40,000,000	39,862,667
Old Line Funding LLC, 5.85%, 2/8/2008	25,000,000	24,845,625
Park Avenue Receivables Co., LLC, 5.4%, 2/4/2008	20,000,000	19,898,000
Perry Global Funding LLC, Series A:
5.0%, 1/25/2008	28,500,000	28,405,000
5.26%, 1/17/2008	20,000,000	19,953,244
Pfizer, Inc.:
4.4%, 5/14/2008	32,500,000	31,967,722
4.41%, 5/16/2008	10,000,000	9,833,400
4.53%, 4/28/2008	19,850,000	19,555,261
Procter & Gamble International Funding S.C.A., 4.47%, 2/14/2008	10,000,000	9,945,367
San Paolo IMI US Financial Co.:
5.105%, 1/11/2008	20,000,000	19,971,639
5.26%, 1/7/2008	2,654,000	2,651,673
5.28%, 1/7/2008	15,000,000	14,986,800
Scaldis Capital LLC:
5.18%, 1/3/2008	45,000,000	44,987,050
5.23%, 1/4/2008	21,000,000	20,990,848
5.24%, 1/9/2008	40,000,000	39,953,422
Sheffield Receivables Corp.:
5.8%, 1/18/2008	28,700,000	28,621,394
5.9%, 1/23/2008	20,000,000	19,927,889
6.0%, 1/9/2008	10,000,000	9,986,667
Societe Generale North America, Inc., 5.16%, 1/3/2008	50,000,000	49,985,667
Swedbank AB, 4.73%, 2/29/2008	20,000,000	19,844,961
The Goldman Sachs Group, Inc., 5.3%, 1/8/2008	35,000,000	34,963,931
Toyota Motor Credit Corp.:
4.5%, 2/12/2008	25,000,000	24,868,750
4.61%, 4/25/2008	45,000,000	44,337,313
4.84%, 3/31/2008	20,000,000	19,758,000
United Parcel Service, Inc., 4.18%, 5/30/2008	10,000,000	9,825,833
Verizon Communications, Inc.:
4.38%, 1/7/2008	10,000,000	9,992,700
4.87%, 1/7/2008	5,000,000	4,995,942
Victory Receivables Corp.:
5.11%, 2/8/2008	18,000,000	17,902,910
5.5%, 2/15/2008	31,750,000	31,531,719
Westpac Banking Corp., 5.1%, 1/11/2008	23,800,000	23,766,283
Windmill Funding Corp.:
5.18%, 1/10/2008	25,000,000	24,967,625
5.35%, 2/1/2008	35,000,000	34,838,757
Total Commercial Paper (Cost $1,773,487,966)		1,773,487,966

Master Notes 1.9%
Citigroup Global Markets, Inc., 4.6%*, 1/2/2008 (a) (Cost $80,000,000)	80,000,000	80,000,000
Asset Backed 0.6%
Steers Mercury III Trust, 144A, 4.885%*, 5/27/2048 (Cost $23,582,568)	23,582,568	23,582,568

Promissory Notes 3.6%
Merrill Lynch & Co., Inc., 5.16%*, 3/4/2008	80,000,000	80,000,000
The Goldman Sachs Group, Inc., 4.12%*, 1/18/2008	70,000,000	70,000,000
Total Promissory Notes (Cost $150,000,000)		150,000,000

Short-Term Notes* 26.0%
Allied Irish Banks PLC, 4.945%, 8/18/2008	70,000,000	70,000,000
American General Finance Corp., 5.328%, 1/18/2008	35,000,000	34,998,600
American Honda Finance Corp.:
144A, 4.959%, 5/12/2008	20,000,000	20,007,764
5.166%, 9/18/2008	22,000,000	22,000,000
5.171%, 1/23/2008	67,000,000	67,001,950
Australia & New Zealand Banking Group Ltd., 4.916%, 8/22/2008	20,000,000	20,000,000
Banco Bilbao Vizcaya Argentaria SA, 5.234%, 4/17/2008	22,000,000	22,002,493
Banco Espanol de Credito SA, 5.198%, 8/11/2008	46,100,000	46,100,000
Bank of America NA, 4.315%, 5/16/2008	30,000,000	30,000,000
BNP Paribas, 4.896%, 8/25/2008	20,000,000	20,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.348%, 8/12/2008	20,000,000	20,000,000
Canadian Imperial Bank of Commerce:
4.41%, 6/9/2008	15,000,000	15,000,000
5.248%, 7/18/2008	35,000,000	34,962,909
Commonwealth Bank of Australia, 4.916%, 9/23/2008	40,000,000	40,000,000
Credit Agricole SA, 4.853%, 7/22/2008	40,000,000	40,000,000
Danske Bank AS, 4.918%, 8/19/2008	47,000,000	46,998,018
DNB NOR Bank ASA, 4.865%, 9/24/2008	21,500,000	21,500,000
General Electric Capital Corp., 5.198%, 1/15/2008	27,000,000	26,998,868
HSH Nordbank AG, 4.866%, 3/25/2008	35,000,000	34,998,420
Intesa Bank Ireland PLC, 4.875%, 8/22/2008	10,000,000	10,000,000
Natixis SA, 4.4%, 3/31/2008	75,000,000	74,996,322
Nordea Bank AB, 5.232%, 9/8/2008	20,000,000	20,000,000
Pyxis Master Trust, Series 2007-6, 5.17%, 3/6/2008	18,000,000	18,000,000
Skandinaviska Enskilda Banken:
5.016%, 8/19/2008	50,000,000	50,000,000
5.242%, 8/8/2008	15,000,000	15,000,000
SunTrust Bank, Atlanta, 5.18%, 4/21/2008	15,000,000	14,990,436
Toyota Motor Credit Corp., 4.05%, 2/11/2008	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.047%, 8/14/2008	75,000,000	75,000,000
5.238%, 8/8/2008	25,000,000	24,999,008
5.262%, 8/8/2008	40,000,000	40,000,000
Total Short-Term Notes (Cost $1,075,554,788)		1,075,554,788

Municipal Bonds and Notes 0.2%
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series B, 4.85%***, 12/1/2044 (b) (Cost $10,000,000)	10,000,000	10,000,000

Government & Agency Obligations 3.2%
US Government Sponsored Agencies 1.9%
Federal Home Loan Bank, 2.625%, 7/15/2008	7,500,000	7,440,925
Federal Home Loan Mortgage Corp.:
3.7%**, 10/10/2008	10,000,000	9,709,139
4.15%**, 6/9/2008	12,000,000	11,778,667
Federal National Mortgage Association:
3.94%**, 8/8/2008	25,000,000	24,398,056
4.235%**, 3/19/2008	24,000,000	23,779,780
		77,106,567
US Treasury Obligations 1.3%
US Treasury Bills:
3.14%**, 6/26/2008	20,000,000	19,691,233
3.17%**, 5/29/2008	15,000,000	14,803,196
US Treasury Notes:
3.375%, 12/15/2008	10,000,000	10,039,054
4.875%, 10/31/2008	10,000,000	10,131,269
		54,664,752
Total Government & Agency Obligations (Cost $131,771,319)		131,771,319

Repurchase Agreements 2.4%
Bear Stearns & Co., Inc., 4.76%, dated 12/31/2007 to be repurchased at $100,828,414 on 1/2/2008 (c) (Cost $100,801,758)	100,801,758	100,801,758
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,133,508,576)+	99.9	4,133,508,576
Other Assets and Liabilities, Net	0.1	3,478,885
Net Assets	100.0	4,136,987,461
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2007.
+ The cost for federal income tax purposes was $4,133,508,576.
(a) Reset date; not a maturity date.
(b) Bond is insured by the following company:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.2
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
23,716,423	Federal Home Loan Mortgage Corp.	4.99-5.947	8/1/2017-5/1/2037	24,017,676
78,387,038	Federal National Mortgage Association	4.507-7.0	5/1/2022-3/1/2036	78,802,062
Total Collateral Value				102,819,738

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007 (Unaudited)
Assets
Investments in securities, valued at amortized cost	$ 4,133,508,576
Cash	502,321
Interest receivable	20,893,224
Other assets	209,179
Total assets	4,155,113,300
Liabilities
Dividends payable	17,893,362
Accrued expenses and other liabilities	232,477
Total liabilities	18,125,839
Net assets, at value	$ 4,136,987,461
Net Assets Consist of:
Undistributed net investment income	206,199
Accumulated net realized gain (loss)	(618,892)
Paid-in capital	4,137,400,154
Net assets, at value	$ 4,136,987,461
Net Asset Value
Net Asset Value, offering and redemption price per share ($4,136,987,461 ÷ 4,137,400,164 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2007 (Unaudited)
Investment Income
Income: Interest	$ 125,839,021
Expenses: Investment management fee	2,358,317
Administration fee	2,358,317
Services to shareholders	6,098
Professional fees	50,234
Trustees' fees and expenses	82,154
Custodian fee	20,782
Other	46,753
Total expenses before expense reductions	4,922,655
Expense reductions	(3,934,949)
Total expenses after expense reductions	987,706
Net investment income	124,851,315
Net realized gain (loss)	230,561
Net increase (decrease) in net assets resulting from operations	$ 125,081,876

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007
Operations: Net investment income	124,851,315	195,333,094
Net realized gain (loss)	230,561	(15,769)
Net increase (decrease) in net assets resulting from operations	125,081,876	195,317,325
Distribution to shareholders from: Net investment income	(124,851,315)	(195,333,094)
Fund share transactions: Proceeds from shares sold	8,929,175,808	17,527,196,513
Reinvestment of distributions	12,882,925	4,395,557
Cost of shares redeemed	(9,720,734,978)	(15,738,462,437)
Net increase (decrease) in net assets from Fund share transactions	(778,676,245)	1,793,129,633
Increase (decrease) in net assets	(778,445,684)	1,793,113,864
Net assets at beginning of period	4,915,433,145	3,122,319,281
Net assets at end of period (including undistributed net investment income of $206,199 and $206,199, respectively)	$ 4,136,987,461	$ 4,915,433,145
Other Information
Shares outstanding at beginning of period	4,916,076,409	3,122,946,776
Shares sold	8,929,175,808	17,527,196,513
Shares issued to shareholders in reinvestment of distributions	12,882,925	4,395,557
Shares redeemed	(9,720,734,978)	(15,738,462,437)
Net increase (decrease) in Fund shares	(778,676,245)	1,793,129,633
Shares outstanding at end of period	4,137,400,164	4,916,076,409

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.027	.053	.042	.022	.010	.015
Net realized and unrealized gain (loss)[b]	—	—	—	—	—	—
Total from investment operations	.027	.053	.042	.022	.010	.015
Less distributions from: Net investment income	(.027)	(.053)	(.042)	(.022)	(.010)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	2.68**	5.44	4.30	2.24	1.02	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,137	4,915	3,122	2,987	3,895	5,589
Ratio of expenses before expense reductions (%)	.21*	.21	.13	.13	.14	.13
Ratio of expenses after expense reductions (%)	.04*	.04	.04	.02	.07	.12
Ratio of net investment income (%)	5.28*	5.31	4.25	2.26	1.03	1.50
[a] For the six months ended December 31, 2007 (Unaudited). [b] Less than $.005 per share. [c] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Institutional Funds (the ``Trust'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), and is organized as a Massachusetts business trust. Daily Assets Fund Institutional (the ``Fund''), a diversified open-end management investment company, is one of the funds the Trust offers to institutional and ``accredited'' investors as defined under the Securities Act of 1933.

The Fund is primarily sold to investors who use the Fund to invest cash collateral received in connection with securities lending transactions.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $848,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2012 ($473,000), June 30, 2013 ($197,000), June 30, 2014 ($158,000) and June 30, 2015 ($20,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of June 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions of Income. The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from July 1, 2006, through October 31, 2008, the Advisor had contractually agreed to waive all or a portion of its advisory fee and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the Fund's operating expenses at a ratio no higher than 0.07%.

Additionally, for the period from July 1, 2007 to December 21, 2007, the Advisor had voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary to limit expenses to 0.04% of the average daily net assets of the Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

Accordingly, for the six months ended December 31, 2007, the fee pursuant to the Investment Management Agreement aggregated $2,358,317, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2007, DIMA received an Administration Fee of $2,358,317 of which $1,574,193 was waived and $165,975 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $118, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "other" aggregated $2,881, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Fee Reductions. The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended December 31, 2007, the custodian fee was reduced by $2,321 for custodian credits earned.

C. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

D. Ownership of the Fund

At December 31, 2007, 93% of the outstanding shares of the Fund were held by other affiliated DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable iMoneyNet universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148
CUSIP Number	23339C 776
Fund Number	538

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008